MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Risk Managed Emerging Markets Fund

(the “Fund”)

Class A Shares: HGSAX	Class C Shares: HGSCX	Institutional Shares: HGSIX

November 20, 2018

The information in this Supplement amends certain information contained in the Supplement, dated October 2, 2018 (“Supplement”), to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2018 (collectively, the “Prospectuses and SAI”), and should be read in conjunction with the Supplement and the Prospectuses and SAI.

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In a supplement to the Prospectus dated October 2, 2018, shareholders were notified that the Fund would be liquidated. All of the Fund’s positions have been liquidated and the Fund currently holds only US, India and Taiwan currency. Due to a delay in the receipt of Fund assets from certain foreign markets, the liquidation of the Fund has been postponed until December 28, 2018, or earlier if all liquidation matters have been resolved.

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The Supplement and the Prospectuses and SAI are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.